Exhibit 10.9

Execution Version

AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8, dated as of November 21, 2024 (this “Amendment”) to the Credit Agreement, dated as of December 16, 2020, among Legence Intermediate LLC (f/k/a Refficiency Intermediate LLC), a Delaware limited liability company (“Holdings”), Legence Holdings LLC (f/k/a Refficiency Holdings LLC), a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, the lenders party hereto and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, any Borrower may from time to time make Incremental Loan Requests, subject to the terms and conditions set forth therein;

WHEREAS, in connection with the foregoing, the Borrower has requested that Jefferies Finance LLC provide an “Term Loan Increase” pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $315,000,000 (such Term Loan Increase in such principal amount referred to herein as the “Amendment No. 8 Incremental Term Loans”), the proceeds of which will be used (i) for general corporate purposes of Borrower and its Restricted Subsidiaries, including without limitation to fund a Restricted Payment, consummate future Permitted Acquisitions or Investments, transaction costs and other consideration in connection therewith and (ii) to pay for certain fees, taxes, costs, original issue discount and other expenses related to the Amendment No. 8 Incremental Term Loans;

WHEREAS, Jefferies Finance LLC (in such capacity, the “Amendment No. 8 Incremental Term Lender”) is willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to make to the Borrower the full amount of the Amendment No. 8 Incremental Term Loans (the effectiveness of such Amendment No. 8 Incremental Term Loans, the “Incremental Transaction”);

WHEREAS, the Borrower has requested that each Revolving Credit Lender consent to extend the Maturity Date of the Revolving Credit Facility and each Revolving Credit Lender, by delivery of a signature page hereto, hereby consents to the extension of the Maturity Date set forth in the Amended Credit Agreement;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower, the Amendment No. 8 Incremental Term Lender and Administrative Agent may enter into an Amendment without the consent of any other Agents or Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.14 of the Credit Agreement;

WHEREAS, each of Jefferies Finance LLC, Société Générale, BMO Capital Markets Corp., and MUFG Bank LTD. are acting as joint lead arrangers and joint bookrunners for the Amendment No. 8 Incremental Term Loans (collectively, the “Amendment No. 8 Lead Arrangers”);

WHEREAS, Blackstone Securities Partners L.P. is acting as co-manager for the Amendment No. 8 Incremental Term Loans (the “Amendment No. 8 Co-Manager”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Amendment No. 8 Incremental Term Loans

This Amendment is an Incremental Amendment referred to in Section 2.14 of the Credit Agreement, and the Borrower, the Amendment No. 8 Incremental Term Lender and the Administrative Agent hereby agree that:

A. The Amendment No. 8 Incremental Term Lender hereby agrees to provide the full amount of the Amendment No. 8 Incremental Term Loans (the “Amendment No. 8 Incremental Term Commitments”). The Amendment No. 8 Incremental Term Commitments shall be subject to all of the terms and conditions set forth herein and in the Amended Credit Agreement.

B. The aggregate amount of the Amendment No. 8 Incremental Term Commitments is $315,000,000. The Amendment No. 8 Incremental Term Commitments will terminate in full upon the making of the related Amendment No. 8 Incremental Term Loans.

C. Subject to the satisfaction of the conditions to the effectiveness of any Amendment set forth in Section 2.14(d) of the Credit Agreement and to the satisfaction of the conditions set forth in Article IV below, the funding of the Amendment No. 8 Incremental Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s request (even if, with respect to the Amendment No. 8 Incremental Term Loans pursuant to this Amendment only and not any other Borrowing, the deadlines for notices of Borrowing in Section 2.02 of the Credit Agreement are not strictly observed). In the event that all or any portion of the Amendment No. 8 Incremental Term Loans are not borrowed on or before the date hereof, the unborrowed portion of the Amendment No. 8 Incremental Term Commitments shall automatically terminate on the date hereof.

D. The Amendment No. 8 Incremental Term Commitments provided pursuant to this Amendment shall constitute Incremental Commitments referred to in Section 2.14 of the Credit Agreement and, upon the Amendment No. 8 Effective Date (as hereinafter defined), the Amendment No. 8 Incremental Term Commitments of the Amendment No. 8 Incremental Term Lender shall become the Incremental Term Loans of the Amendment No. 8 Incremental Term Lender and, subject to the terms and conditions set forth herein, effective as of the Amendment No. 8 Effective Date, for all purposes of the Loan Documents, (i) the Amendment No. 8 Incremental Term Commitments shall constitute “Incremental Commitments” and “Term Commitments”, (ii) the Amendment No. 8 Incremental Term Loans shall constitute “Incremental Term Loans”, “Incremental Loans”, “Term Loans” and “Initial Term Loans” and (iii) the Amendment No. 8 Incremental Term Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of the Amendment No. 8 Incremental Term Loans, an Initial Term Loan), and other related terms will have correlative meanings mutatis mutandis.

E. Upon execution and delivery of this Amendment and the funding of the Amendment No. 8 Incremental Term Loans, the Amendment No. 8 Incremental Term Loans shall be treated as part of the same Class as the Initial Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents, constituting the same tranche and having terms and provisions identical to those applicable to the Initial Term Loans made pursuant to Section 2.01(a)(i) of the Credit Agreement (after giving effect to the amendments contemplated by this Amendment) except (i) as otherwise expressly provided in this Amendment and (ii) that interest on the Amendment No. 8 Incremental Term Loans shall commence to accrue from the Amendment No. 8 Effective Date. Upon funding thereof, the Administrative Agent will record the Amendment No. 8 Incremental Term Loans as a Term Loan Increase with respect to the Initial Term Loans.

F. The Amendment No. 8 Incremental Term Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Amendment No. 8 Incremental Term Loan, has been made available to the Amendment No. 8 Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledges and agrees that, upon the Amendment No. 8 Effective Date, the Amendment No. 8 Incremental Term Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

G. All proceeds of the Amendment No. 8 Incremental Term Loans shall be used (a) for general corporate purposes of Borrower and its Restricted Subsidiaries, including without limitation to fund a Restricted Payment, consummate future Permitted Acquisitions or Investments, transaction costs and other consideration in connection therewith and (b) to pay for certain fees, taxes, costs, original issue discount and other expenses related to the Amendment No. 8 Incremental Term Loans.

H. The Amendment No. 8 Incremental Term Loans shall be made pursuant to Borrowings of Term SOFR Loans with the Interest Period set forth in the applicable Committed Loan Notice (which Interest Period shall be coterminous with all outstanding Interest Periods in respect of Initial Term Loans as in effect on the Amendment No. 8 Effective Date).

I. In accordance with Section 2.14 of the Credit Agreement and notwithstanding anything to the contrary set forth in the Credit Agreement, on the Amendment No. 8 Effective Date, the Amendment No. 8 Incremental Term Loans shall be added to (and constitute a part of and be of the same Type as and have the same Interest Period as) each Borrowing of outstanding Initial Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that the Incremental Term Lender providing the Amendment No. 8 Incremental Term Loans will participate proportionately (relative to all Initial Term Lenders with outstanding Initial Term Loans) in each then outstanding Borrowing of Initial Term Loans. The Amendment No. 8 Incremental Term Loans shall be made pursuant to Borrowings of Term SOFR Loans with the Interest Period set forth in the Committed Loan Notice (which Interest Period shall be coterminous with all outstanding Interest Periods in respect of Initial Term Loans as in effect on the Amendment No. 8 Effective Date).

ARTICLE II

Credit Agreement Amendments

A. Pursuant to Sections 2.14 and 10.01 of Credit Agreement, and subject to satisfaction of the conditions precedent in Article IV below, the Credit Agreement shall be, effective as of the Amendment No. 8 Effective Date, amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit A hereto.

B. Except as specifically amended by this Agreement, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants, as of the Amendment No. 8 Effective Date, to the Administrative Agent, the New Term Lenders and to the Amendment No. 8 Incremental Term Lender that:

A. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 8 Effective Date”) on which each of the following conditions is satisfied:

A. the Administrative Agent shall have received a counterpart signature page of this Agreement, executed and delivered by (i) the Borrower, (ii) each other Loan Party, (iii) the Administrative Agent and (iv) the Amendment No. 8 Incremental Term Lender and each Revolving Credit Lender;

B. the Administrative Agent (or its counsel) shall have received a legal opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties;

C. the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Amendment No. 8 Incremental Term Loans) substantially in the form attached as Exhibit E-2 to the Credit Agreement;

D. the Administrative Agent (or its counsel) shall have received such certificates of good standing (or certificates of compliance) (in each case to the extent such concept exists) from the applicable secretary of state (or other Governmental Authority) of the jurisdiction of incorporation or organization of each Loan Party, certificates of resolutions or other action (including board resolutions), incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

E. the Borrower shall have paid all fees and expenses due to the Amendment No. 8 Lead Arrangers and the Amendment No. 8 Co-Manager and their respective Affiliates (including, if applicable, as an Amendment No. 8 Incremental Term Lender or New Term Lender) required to be paid on the Amendment No. 8 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Amendment No. 8 Effective Date (except as otherwise reasonably agreed by the Borrower);

F. the Borrower shall have delivered to the Administrative Agent, the New Term Lenders and the Amendment No. 8 Incremental Term Lender a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of Amendment No. 8 Effective Date to the representations and warranties set forth in clauses B and C of Article III above; and

G. the Borrower shall have delivered to the Administrative Agent such notice of borrowing as required by Section 2.02 of the Credit Agreement.

ARTICLE V

Further Acknowledgments

The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Amendment No. 8 Incremental Term Commitments provided hereby including, without limitation, all Amendment No. 8 Incremental Term Loans made pursuant hereto and (ii) all such Obligations (including in respect of all such Amendment No. 8 Incremental Term Loans) shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Amendment No. 8 Incremental Term Loans to be made pursuant hereto and the Amendment No. 8 Incremental Term Commitments established hereby. Each Guarantor acknowledges and agrees that (A) all Obligations with respect to the Amendment No. 8 Incremental Term Commitments provided hereby and all Amendment No. 8 Incremental Term Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Amended Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Amended Credit Agreement and (B) after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Each of the Borrower and each Guarantor acknowledges and agrees that (i) from and after the date hereof, all Amendment No. 8 Incremental Term Loans and all obligations in respect thereof and in respect of the Amendment No. 8 Incremental Term Commitments shall be deemed to be “Obligations” under the Amended Credit Agreement and each other Loan Document to which it is a party and (ii) the Amendment No. 8 Incremental Term Lender and each New Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which such Loan Party is a party.

ARTICLE VI

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 8 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 8 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Notices. The parties hereto hereby agree that this Amendment shall constitute the notice with respect to the establishment of Incremental Commitments required pursuant to Section 2.14(a) of the Credit Agreement.

D. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Amendment No. 8 Incremental Term Lender and of each New Term Lender (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Amended Credit Agreement).

E. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

F. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

G. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

H. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LEGENCE INTERMEDIATE LLC, as Holdings

By:	/s/ Stephen Butz
Name: Stephen Butz
Title: Chief Financial Officer

LEGENCE HOLDINGS LLC, as the Borrower

By:	/s/ Stephen Butz
Name: Stephen Butz
Title: Chief Financial Officer

[Signature Page – Amendment No. 8]

GUARANTORS:

A.O. REED & CO., LLC

AMA COMMISSIONING + BUILDING

SYSTEMS, LLC

AMA CONSULTING ENGINEERS

HOLDINGS LLC

AMA DESIGN BUILD LLC

AMA DESIGN-BUILD, LLC

AMA MANAGEMENT SERVICES LLC

BEL-AIRE MECHANICAL, LLC

BLACK BEAR ENERGY, INC.

BUILDINGS SYSTEMS HOLDINGS, LLC

CMTA, INC.

G-1 THERMA BLOCKER, LLC

GILBERT MECHANICAL CONTRACTORS,

LLC

LEGENCE SUBSIDIARY HOLDINGS, LLC

LEGENCE THERMA LLC

LORD GREEN REAL ESTATE

STRATEGIES, LLC

OCI ASSOCIATES, LLC

P2S LP

REFFICIENCY THERMA LLC

RE-TECH ADVISORS, LLC

SAN JOSE BOILER WORKS, INC.

SHADPOUR CONSULTING ENGINEERS,

LP

SKYLINE ENGINEERING, L.L.C.

TECHNICAL SYSTEMS SOLUTIONS &

MEASUREMENT, LLC

THERMA INTERMEDIATE LLC

THERMA LLC

THERMA SERVICES HOLDINGS INC.

THERMA SERVICES LLC

TM TECHNOLOGY PARTNERS, LLC

VARCOMAC LLC

YEAROUT LLC

YEAROUT MECHANICAL, LLC

YEAROUT SERVICE, LLC

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Chief Financial Officer

[Signature Page – Amendment No. 8]

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

JEFFERIES FINANCE LLC, as Amendment No. 8 Incremental Term Lender and as Revolving Credit Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

[Signature Page – Amendment No. 8]

SOCIÉTÉ GÉNÉRALE, as Revolving Credit Lender

By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title: Managing Director

[Signature Page – Amendment No. 8]

BANK OF MONTREAL, as Revolving Credit
Lender

By:	/s/ Dmitry Lepenkov
Name: Dmitry Lepenkov
Title: Director

[Signature Page – Amendment No. 8]

MUFG BANK, LTD., as Revolving Credit Lender

By:	/s/ Richard Zhang
Name: Richard Zhang
Title: Vice President

[Signature Page – Amendment No. 8]

BLACKSTONE HOLDINGS FINANCE CO., L.L.C., as Revolving Credit Lender

By:	/s/ Joe Rocco
Name: Joe Rocco
Title: Authorized Signatory

[Signature Page – Amendment No. 8]